SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:     October 29, 2003
(Date of earliest event reported)

AKAMAI TECHNOLOGIES, INC

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27275	04-3432319

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification No.)

8 Cambridge Center, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:    (617) 444-3000

Item 12. Disclosure of Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Press Release, dated October 29, 2003

Item 12.     Disclosure of Results of Operations and Financial Condition

     On October 29, 2003, Akamai Technologies, Inc. announced its financial results for the quarter ended September 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 29, 2003	AKAMAI TECHNOLOGIES, INC.

		By:	/s/ Robert Cobuzzi Robert Cobuzzi, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 29, 2003